EX-28.h.4.b

EXHIBIT A
TO THE EXPENSE LIMITATION AGREEMENT BETWEEN
NATIONWIDE MUTUAL FUNDS AND
 NATIONWIDE FUND ADVISORS

Effective May 1, 2007
Amended _______, 2013*†

Name of Fund/Class	Expense Limitation for Fund/Class
Nationwide Money Market Fund
Prime	0.59%
Service‡	0.59%
Institutional	0.59%

Nationwide Short Duration Bond Fund
Class A	0.55%
Class C	0.55%
Service Class	0.55%
Institutional Class	0.55%

Nationwide Enhanced Income Fund
Class A	0.45%
Class R2	0.45%
Institutional Class	0.45%
Institutional Service Class	0.45%

Nationwide U.S. Small Cap Value Fund
Class A	1.09%
Class C	1.09%
Institutional Class	1.09%
Institutional Service Class	1.09%

Nationwide International Value Fund
Class A	1.00%
Class C	1.00%
Institutional Class	1.00%
Institutional Service Class	1.00%

Each of the Asset Allocation Funds (Nationwide Investor Destinations Aggressive Fund, Nationwide Investor Destinations Moderately Aggressive Fund, Nationwide Investor Destinations Moderate Fund, Nationwide Investor Destinations Moderately Conservative Fund, Nationwide Investor Destinations Conservative Fund)

Class A	0.25%
Class B	0.25%
Class C	0.25%
Class R2	0.25%
Service Class	0.25%
Institutional Class Shares	0.25%

Nationwide S&P 500 Index Fund
Class A	0.21%
Class B	0.21%
Class C	0.21%
Class R2	0.21%
Service Class	0.21%
Institutional Service Class	0.21%
Institutional Class	0.21%

Nationwide Small Cap Index Fund
Class A	0.28%
Class B	0.28%
Class C	0.28%
Class R2	0.28%
Institutional Class	0.28%

Nationwide Mid Cap Market Index Fund
Class A	0.30%
Class B	0.30%
Class C	0.30%
Class R2	0.30%
Institutional Class	0.30%

Nationwide International Index Fund
Class A	0.34%
Class B	0.34%
Class C	0.34%
Class R2	0.34%
Institutional Class	0.34%

Nationwide Bond Index Fund
Class A	0.29%
Class B	0.29%
Class C	0.29%
Class R2	0.29%
Institutional Class	0.29%

Nationwide Bond Fund
Class A	0.55%
Class B	0.55%
Class C	0.55%
Class R2	0.55%
Institutional Class	0.55%
Institutional Service Class	0.55%

Nationwide Growth Fund
Class A	0.65%
Class B	0.65%
Class C	0.65%
Class R2	0.65%
Institutional Service Class	0.65%
Institutional Class	0.65%

Nationwide Alternatives Allocation Fund
Class A	0.40%
Class C	0.40%
Institutional Service Class	0.40%
Institutional Class	0.40%

Nationwide Small Company Growth Fund
Class A	0.94%
Institutional Service Class	0.94%

Nationwide Global Equity Fund
Class A	0.95%
Class C	0.95%
Institutional Service Class	0.95%
Institutional Class	0.95%

Nationwide High Yield Bond Fund
Class A	0.75%
Class C	0.75%
Institutional Service Class	0.75%
Institutional Class	0.75%

Nationwide Inflation-Protected Securities Fund
Class A	0.30%
Institutional Class	0.30%

Nationwide Core Plus Bond Fund††
Class A	0.70%
Institutional Service Class	0.70%
Institutional Class	0.70%

Nationwide Bailard Cognitive Value Fund††† (1)
Class A	1.47%
Class C	2.07%
Class M	1.07%
Institutional Service Class	1.22%
Institutional Class	1.07%

Nationwide Bailard International Equities Fund††† (1)
Class A	1.42%
Class C	2.10%
Class M	1.10%
Institutional Service Class	1.27%
Institutional Class	1.10%

Nationwide Bailard Technology & Science Fund††† (1)
Class A	1.45%
Class C	2.05%
Class M	1.05%
Institutional Service Class	1.20%
Institutional Class	1.05%

Nationwide Geneva Mid Cap Growth Fund††† (1)
Class A	1.38%
Class C	1.98%
Institutional Service Class	1.13%
Institutional Class	0.98%

Nationwide Geneva Small Cap Growth Fund††† (1)
Class A	1.62%
Class C	2.22%
Institutional Service Class	1.37%
Institutional Class	1.22%

Nationwide HighMark Balanced Fund††† (1)
Class A	1.24%
Class C	1.84%
Institutional Service Class	0.99%
Institutional Class	0.84%

Nationwide HighMark Bond Fund††† (1)
Class A	0.97%
Class C	1.40%
Institutional Service Class	0.72%
Institutional Class	0.65%

Nationwide HighMark California Intermediate
Tax Free Bond Fund††† (1)
Class A	0.79%
Class C	1.24%
Institutional Service Class	0.54%
Institutional Class	0.49%

Nationwide HighMark Large Cap Core Equity Fund††† (1)
Class A	1.22%
Class C	1.82%
Institutional Service Class	0.97%
Institutional Class	0.82%

Nationwide HighMark Large Cap Growth Fund††† (1)
Class A	1.27%
Class C	1.87%
Institutional Service Class	1.02%
Institutional Class	0.87%

Nationwide HighMark National Intermediate Tax Free Bond Fund††† (1)

Class A	0.77%
Class C	1.22%
Institutional Service Class	0.52%
Institutional Class	0.47%

Nationwide HighMark Short Term Bond Fund††† (1)
Class A	0.85%
Class C	1.30%
Institutional Service Class	0.60%
Institutional Class	0.55%

Nationwide HighMark Small Cap Core Fund††† (1)
Class A	1.62%
Class C	2.22%
Institutional Service Class	1.37%
Institutional Class	1.22%

Nationwide HighMark Value Fund ††† (1)
Class A	1.25%
Class C	1.85%
Class U	0.87%
Institutional Service Class	1.00%

Institutional Class	0.85%

Nationwide Ziegler Equity Income Fund††† (1)
Class A	1.15%
Class C	1.75%
Institutional Service Class	0.90%
Institutional Class	0.75%

Nationwide Ziegler NYSE Arca Tech 100 Index Fund ††† (1)
Class A	1.08%
Class C	1.68%
Institutional Service Class	0.83%
Institutional Class	0.68%

Nationwide Ziegler Wisconsin Tax Exempt Fund††† (1)
Class A	0.90%
Class C	1.35%
Institutional Service Class	0.65%
Institutional Class	0.60%

____________________

* As approved at the Board of Trustees at its meeting held on March 28, 2013.

† Effective through February 28, 2014.

†† Effective through February 28, 2015.

††† Effective through __________, 2015.

(1)  Expense limitation for the Fund/Class shown includes Rule 12b-1 fees and administrative services fees.

‡ With respect to the Service Class of the Nationwide Money Market Fund, effective until at least February 28, 2014, the Fund Operating Expenses shall be limited to 0.75% and shall include the Rule 12b-1 fees and fees paid pursuant to an Administrative Services Plan.

IN WITNESS WHEREOF, the parties have caused this Amended Exhibit A to be signed by their respective officers thereunto duly authorized and their respective corporate seals to be hereunto affixed, as of the day and year first above written.

NATIONWIDE MUTUAL FUNDS

By: _______________________________
Name:  Michael S. Spangler
Title:  President

NATIONWIDE FUND ADVISORS

By: _______________________________
Name:  Michael S. Spangler
Title:  President